SUPPLEMENT DATED SEPTEMBER 15, 2006 TO THE
                  FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS

                               DATED MAY 1, 2006


               The Board of Trustees ("Board") of the First Investors Life Series Growth Fund ("Fund") has (1) authorized the Fund's adviser, First Investors Management Company, Inc. ("FIMCO"), to assume the day-to-day portfolio management of the Fund from the current subadviser (and to terminate the subadvisory agreement as it relates to the Fund with the subadviser), (2) approved renaming the Fund as the Life Series Growth & Income Fund, (3) approved changing the Fund's investment objective from "long-term capital appreciation" to
          "long-term growth of capital and current income", and (4) approved changes to the Fund's investment strategies that will enable the Fund to be managed in a manner that is similar to the Growth & Income Fund of First Investors Equity Funds, which is managed by FIMCO. These changes will not be implemented until the required approvals are obtained from insurance regulators that oversee the insurance policies and contracts that use the Fund as an investment option.



         LSP0906